Exhibit 32.1

KSIX MEDIA HOLDINGS, INC. FORM 10-Q/A

FOR THE QUARTER ENDED MARCH 31, 2016

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Carter Matzinger, certify that

1.	I am the Chief Executive Officer and Chief Financial Officer of KSIX Media Holdings, Inc.

2.	Attached to this certification is Form 10-Q/A for the quarter ended March 31, 2016, a periodic report (the “periodic report”) filed by the issuer with the Securities Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (the “Exchange Act”), which contains condensed financial statements.

3.	I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

●	The periodic report containing the condensed financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act, and

●	The information in the periodic report fairly presents, in all material respects, the consolidated financial condition and results of operations of the issuer for the periods presented.

January 9, 2017	/s/ Carter Matzinger
Carter Matzinger
Chief Executive Officer and
Chief Financial Officer